UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 8, 2020
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On June 8, 2020, VICI Properties Inc. (the “Company”) and VICI Properties L.P. (the “Operating Partnership”) entered into Amendment No. 1, dated June 8, 2020 (“Amendment No. 1”), with Citigroup Global Markets Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., Evercore Group L.L.C., Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, Ladenburg Thalmann & Co. Inc., Nomura Securities International, Inc. and Morgan Stanley & Co. LLC (each, individually, a “Manager” and together, the “Managers”), to the Equity Distribution Agreement, dated December 19, 2018 (as amended, the “Equity Distribution Agreement”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $750,000,000 of its common stock, $0.01 par value per share (the “Common Stock”), through the Managers in negotiated transactions or transactions that are deemed to be “at the market” offerings, as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). Amendment No. 1, among other things, amends the Equity Distribution Agreement in order to appoint Morgan Stanley & Co. LLC as a Manager. As a result of prior sales under the Equity Distribution Agreement, as of June 8, 2020, shares of the Company’s Common Stock having an aggregate gross sales price of up to $418,000,916 remain available for issuance and sale under the Equity Distribution Agreement.
The Common Stock sold in the offering will be issued pursuant to a prospectus supplement (the “ATM Prospectus Supplement”) filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2018, and the accompanying base prospectus dated October 1, 2018, forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-227641) filed with the SEC on October 1, 2018. The Company is filing as Exhibit 99.1, which is incorporated by reference herein, a revised Plan of Distribution with respect to the ATM Prospectus Supplement. The Plan of Distribution contained in Exhibit 99.1 to this Form 8-K replaces and supersedes the prior Plan of Distribution included in the ATM Prospectus Supplement. Additionally, Morgan Stanley & Co. LLC is deemed to be listed on the cover of the ATM Prospectus Supplement under the name “Morgan Stanley”.
Other terms of the offering are described in the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2018, which is incorporated by reference herein. The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Equity Distribution Agreement and Amendment No. 1 and also agreed to indemnify the Managers against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Equity Distribution Agreement and Amendment No. 1 does not purport to be complete and is subject to, and is qualified in its entirety by reference to, Amendment No. 1 attached hereto as Exhibit 1.1 and the original Equity Distribution Agreement, which is attached as Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on December 19, 2018, each of which are incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
1.1
Amendment No.1 to Equity Distribution Agreement, dated June 8, 2020, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., Evercore Group L.L.C., Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, Ladenburg Thalmann & Co. Inc., Nomura Securities International, Inc. and Morgan Stanley & Co. LLC

99.1	Replacement Plan of Distribution with respect to the ATM Prospectus Supplement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: June 8, 2020	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary